EXHIBIT 10.59
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                 AMENDED AND RESTATED GENERAL SECURITY AGREEMENT

                  AMENDED AND RESTATED GENERAL SECURITY AGREEMENT, dated as of April 3, 2007, between Bridgeline Software, Inc., a Delaware corporation with offices at 10 Sixth Road, Woburn, MA 01801 (the "Debtor") and the undersigned Individual Investor (or his, her or its duly authorized agent) and the undersigned individuals (collectively with the Individual Investors, the "Purchasers") .

                              W I T N E S S E T H :

                  WHEREAS, the Debtor and certain investors (individually, an "Existing Note Holder", and, collectively, the "Existing Note Holders") are parties to secured promissory notes issued by the Debtor in the aggregate principal amount of $2,800,000 (herein, as at any time amended, extended, restated, renewed or modified, the "Existing Notes");

                  WHEREAS, the Debtor and certain new investors (individually, a "New Note Holder", and, collectively, the "New Note Holders", and together with the Existing Noteholders, the "Note Holders") are parties to secured promissory notes issued by the Debtor in the aggregate principal amount of $200,000 (herein, as at any time amended, extended, restated, renewed or modified, the "New Notes", and together with the Existing Notes, the "Notes");

                  WHEREAS, the Debtor and the Existing Note Holders acting through their authorized agent entered into a certain General Security Agreement, dated April 21, 2006 (the "Prior Agreement");

                  WHEREAS, pursuant to a certain Noteholder Agency Appointment Agreement, dated April 21, 2006, by and among the Existing Note Holders and their authorized agent, Joseph Gunnar & Co., LLC, the Existing Note Holders authorized their authorized agent to modify the Prior Agreement;

                  WHEREAS, the authorized agent and the New Note Holders desire to amend the Prior Agreement to grant to the New Note Holders a security interest in the manner set forth below PARI PASSU with the security interest granted to the Existing Note Holders.

                  NOW, THEREFORE, FOR VALUE RECEIVED, IT IS AGREED:

                  Section 1. Terms. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning specified therefor in the Note. As used herein the following terms shall have the meanings specified and shall include in the singular number the plural and in the plural number the singular:

                  "Assigned Agreements" shall mean all contracts and agreements of the Debtor.

                  "Collateral" means all of the Debtor's right, title and interest in and under or arising out of each and all of the following:

                           All personal property and fixtures of the Debtor of
                  any type or description, wherever located and now existing or hereafter arising or acquired, including but not limited to the following:

                           (i) all of the Debtor's goods including, without limitation:

                                    (a) all inventory, including without
                                    limitation, equipment held for lease,
                                    whether raw materials, in process or
                                    finished, all material or equipment usable in processing the same and all documents of title covering any inventory (all of the foregoing, "Inventory"), including without limitation that located at the locations listed on Schedule 1 annexed hereto;

                                    (b) all equipment (the "Equipment") employed in connection with the Debtor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, including without limitation that located at the locations listed on Schedule 1 annexed hereto;

                           (ii) all of the Debtor's present and future accounts, accounts receivable, general intangibles, contracts and contract rights (herein sometimes referred to as "Receivables"), including but not limited to the Debtor's rights (including rights to payment) under all Assigned Agreements, together with

                                    (a) all claims, rights, powers or privileges and remedies of the Debtor relating thereto or arising in connection therewith including, without limitation, all rights of the Debtor to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or any property which is the subject of the Assigned Agreements, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action which (in the opinion of the Secured Party Representative, as defined herein) may be necessary or advisable in connection with any of the foregoing,

                                    (b) all liens, security, guaranties,
                                    endorsements, warranties and indemnities and all insurance and claims for insurance relating thereto or arising in connection therewith,

                                    (c) all rights to property forming the
                                    subject matter of the Receivables including, without limitation, rights to stoppage in transit and rights to returned or repossessed property,

                                    (d) all writings relating thereto or arising in connection therewith including without limitation, all notes, contracts, security agreements, guaranties, chattel paper and other evidence of indebtedness or security, all powers-of-attorney, all books, records, ledger cards and invoices, all credit information, reports or memoranda and all evidence of filings or registrations relating thereto,

                                    (e) all catalogs, computer and automatic machinery software and programs, and the like pertaining to operations by the Debtor in, on or about any of its plants or warehouses, all sales data and other information relating to sales or service of products now or hereafter manufactured on or about any of its plants, and all accounting information pertaining to operations in, on or about any of its plants, and all media in which or on which any of the information or knowledge or data is stored or contained, and all computer programs used for the compilation or printout of such information, knowledge, records or data, and

                                    (f) all accounts, contract rights, general intangibles and other property rights of any nature whatsoever arising out of or in connection with the foregoing, including without limitation, payments due and to become due, whether as repayments, reimbursements, contractual obligations, indemnities, damages or otherwise;

                  (iii) patents, patent applications, copyrights and intellectual property of all description;

                  (iv) all other personal property of the Debtor of any nature whatsoever, including, without limitation, all accounts, bank accounts, deposits, credit balances, contract rights, inventory, general intangibles, goods, equipment, instruments, chattel paper, machinery, furniture, furnishings, fixtures, tools, supplies, appliances, plans and drawings, together with all customer and supplier lists and records of the business, and all property from time to time described in any financing statement (UCC-1) signed by the Debtor naming the Secured Party Representative as secured party; and

                  (v) all additions, accessions, replacements, substitutions or improvements and all products and proceeds including, without limitation, proceeds of insurance, of any and all of the Collateral described in clauses (i) through (iii) above.

                  "Instrument" shall have the meaning specified in Article 3 of the Uniform Commercial Code, as in effect from time to time in the State of New York and shall also include any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, security interest, deposit arrangement, encumbrance (including any easement, right of way, zoning restriction and the like), lien (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Permitted Liens" means:

                           (a) Liens for taxes, assessments or other
                  governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with generally accepted accounting principles shall have been set aside on its books;

                           (b) Liens of carriers, warehousemen, mechanics,
                  materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                           (c) Liens (other than Liens arising under the
                  Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                           (d) judgment Liens in existence less than 30 days
                  after the entry thereof or with respect to which execution has been stayed;

                           (e) ground leases in respect of real property on
                  which facilities owned or leased by the Debtor or any of its subsidiaries are located;

                           (f) easements, rights-of-way, restrictions, minor
                  defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Debtor and its subsidiaries taken as a whole;

                           (g) any interest or title of a lessor secured by a
                  lessor's interest under any lease of real property on which facilities owned or leased by the Debtor or any of its subsidiaries are located;

                           (h) leases or subleases granted to others not
                  interfering in any material respect with the business of the Debtor and its subsidiaries taken as a whole;

                           (i) a Lien on any asset securing indebtedness
                  (including capitalized lease obligations) incurred or assumed for the purpose of financing the purchase price (including capitalized lease payments in the nature thereof) of such asset, provided that such Lien attaches only to the asset acquired with the proceeds of such indebtedness and attaches concurrently with or within ten (10) days following the acquisition thereof;

                           (j) any liens set forth on Schedule 2; and

                           (k) any liens securing indebtedness or obligations,
                  which liens, indebtedness or obligations are approved by the Note Holder in writing.

                  "Person" means any natural person, corporation, firm, association, partnership, joint venture, limited liability company, joint-stock company, trust, unincorporated organization, government, governmental agency or subdivision, or any other entity, whether acting in an individual, fiduciary or other capacity.

                  "Receivables" has the meaning specified therefor in clause
(ii) of the definition of Collateral.

                  "Secured Obligations" means all obligations of the Debtor, whether for fees, expenses or otherwise, now existing or hereafter arising under this Agreement and the Notes.

                  Section 2. Security Interests. As security for the payment and performance of all Secured Obligations the Debtor does hereby grant and assign to each Note Holder, a continuing security interest in all of the Collateral, whether now existing or hereafter arising or acquired and wherever located, subject to the priority, if any, of Permitted Liens.

                  Section 3. General Representations, Warranties and Covenants. The Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  (a) This Agreement is made with full recourse to the Debtor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of the Debtor contained herein, in the Note and otherwise made in writing in connection herewith or therewith.

                  (b) Except for the security interest of the Note Holder therein, the Debtor is, and as to Collateral acquired from time to time after the date hereof the Debtor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens) and the Debtor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Note Holder.

                  (c) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been terminated or released by the secured party named therein and so long as the Notes remain outstanding or any of the Secured Obligations of the Debtor remain unpaid, the Debtor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (i) financing statements filed or to be filed in respect of and covering the security interest of the Note Holders hereby granted and provided for and (ii) with respect to Permitted Liens.

                  (d) The chief executive office and chief place of business of the Debtor is located at the address of the Debtor listed on the signature page hereof, and the Debtor will not move its chief executive office and chief place of business except to such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The originals of all Assigned Agreements and all documents (as well as all duplicates thereof) evidencing all

Receivables and all other contract rights or accounts and other property of the Debtor and the only original books of account and records of the Debtor relating thereto are, and will continue to be, kept at such chief executive office, or at such new location as the Debtor may establish in accordance with the last sentence of this Section 3(d). The Debtor shall establish no such new location until (i) it shall have given to the Note Holders not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Note Holders may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Note Holders (including, without limitation, all action required by Section 7 hereof), to maintain the security interest of the Note Holders in the Receivables intended to be granted at all times fully perfected and in full force and effect.

                  (e) The Debtor has no Collateral located outside of locations set forth on Schedule 1 annexed hereto.

                  (f) The name of the Debtor is as set forth on the signature page hereto and the Debtor shall not change such name, conduct its business in any other name or take title to the Collateral in any other name while this Agreement remains in effect, without providing the Note Holders no less than 20 days' notice and making such filings as the Note Holders shall reasonably request. The Debtor has never had any name, or conducted business under any name in any jurisdiction, other than its name set forth on the signature page hereto, during the past six years other than as set forth in Schedule 2 annexed hereto.

                  (g) At the Debtor's own expense, the Debtor will: (i) without limiting the provisions of the Notes, keep the Collateral fully insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies and in such manner and to the same extent that like properties are customarily so insured by other entities engaged in the same or similar businesses similarly situated and keep adequate insurance at all times against liability on account of damage to persons and properties and under all applicable workers' compensation laws, by insurers and in amounts approved by the Note Holders, for the benefit of the Debtor and the Note Holders, (ii) upon request by the Note Holders, promptly deliver the insurance policies or certificates thereof to the Note Holders, and
(iii) keep the Collateral in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements. Upon any failure of the Debtor to comply with its obligations pursuant to this Section 3(g), each Note Holder may at its option, and without affecting any of its other rights or remedies provided herein or as a secured party under the Uniform Commercial Code, procure the insurance protection it deems necessary and/or cause repairs or modifications to be made to the Collateral and the cost of either or both of which shall be a lien against the Collateral added to the amount of the indebtedness secured hereby and payable on demand with interest at a rate per annum equal to 18%.

                  (h) The Debtor hereby assigns to the Note Holders all of Debtor's right, title and interest in and to any and all moneys which may become due and payable with respect to the Collateral under any policy insuring the Collateral (except proceeds relating to tangible personal property which are applied to restoration or replacement), including return of unearned premium, and shall cause any such insurance company to make payment directly to the Note Holder for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as the Note Holders shall determine.

                  (i) The Debtor will not use the Collateral in violation of any statute or ordinance or applicable insurance policy and will promptly pay all taxes and assessments levied against the Collateral.

                  (j) The Debtor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of Inventory in the ordinary course of business and the disposition of obsolete or worn-out Equipment in the ordinary course of business.

                  (k) The Debtor will not assert against the Note Holders or any Note Holder any claim or defense which the Debtor may have against any seller of the Collateral or any part thereof or against any other Person with respect to the Collateral or any part thereof.

                  (l) The Debtor will indemnify and hold the Note Holders and any Note Holder harmless from and against any loss, liability, damage, costs and expenses whatsoever arising from the Debtor's use, operation, ownership or possession of the Collateral or any part thereof.

                  (m) The Debtor will maintain the confidentiality of all customer lists and not sell or otherwise dispose of such lists except that the Debtor shall deliver copies thereof to each Note Holder upon its request, which may be made at any time and from time to time after an Event of Default.

                  (n) The Debtor will not enter into any agreement that is inconsistent with the Debtor's obligations under this Agreement, without the prior written consent of the Note Holders.

                  (o) If the Debtor transfer any assets to any subsidiary or affiliate now existing or hereafter formed, before so doing, it shall cause such person to sign a guaranty and security agreement covering the secured obligations.

                  Section 4. Special Provisions Concerning Assigned Agreements. The Debtor represents, warrants and agrees as follows:

                  (a) The Assigned Agreements constitute the legal, valid and binding obligations of the Debtor and, to the best of its knowledge, the other parties thereto, enforceable in accordance with their respective terms.

                  (b) The Debtor will use its best efforts to faithfully abide by, perform and discharge each and every material obligation, covenant and agreement to be performed by the Debtor under the Assigned Agreements.

                  (c) At the request of the Note Holders, and at the sole cost and expense of the Debtor, the Debtor will enforce or secure the performance of each and every material obligation, covenant, condition and agreement contained in the Assigned Agreements to be performed by the other parties thereto.

                  (d) The Debtor will not modify, amend or agree to vary any of the Assigned Agreements in any material respect other than in the ordinary course of business, or otherwise act or fail to act in a manner likely (directly or indirectly) to entitle any party thereto to claim that the Debtor is in default under the terms thereof.

                  (e) The Debtor will not terminate or permit the termination of any Assigned Agreement, except in accordance with its terms, other than in the ordinary course of business.

                  (f) Without the prior written consent of the Note Holders, the Debtor will not, other than in the ordinary course of business, waive or in any manner release or discharge any party to any Assigned Agreement from any of the material obligations, covenants, conditions and agreements to be performed by it under such Assigned Agreement including, without limitation, the obligation to make all payments in the manner and at the time and places specified.

                  (g) If a Note Holder so requests after the occurrence of an Event of Default, the Debtor will hold any payments received by it which are assigned and set over to the Note Holder by this Agreement for and on behalf of such Note Holder and turn them promptly over to such Note Holder forthwith in the same form in which they are received (together with any necessary endorsement) for application to amounts outstanding under the Notes in accordance with the terms of the Notes and, to the extent not provided therein, in such order as such Note Holder shall determine.

                  (h) The Debtor will appear in and defend every action or proceeding arising under, growing out of or in any manner connected with the Assigned Agreements or the obligations, duties or liabilities of the Debtor and any assignee thereunder.

                  (i) Should the Debtor fail to make any payment or to do any act as herein provided after 15 days' notice by the Note Holders, the Note Holders may (but without obligation on the Note Holders' part to do so and without notice to or demand on the Debtor and without releasing the Debtor from any obligation hereunder) make or do the same in such manner and to such extent as the Note Holders may deem necessary to protect the security interests provided hereby, including specifically, without limiting the general powers, the right to appear in and defend any action or proceeding purporting to affect the security interests provided hereby and the Debtor, and the Note Holders may also perform and discharge each and every obligation, covenant and agreement of the Debtor contained in any Assigned Agreement and, in exercising any such powers, pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys' fees.

                  (j) Upon the request of the Note Holders, the Debtor will send to the Note Holders copies of all notices, documents and other papers furnished or received by it with respect to any of the Assigned Agreements.

                  Section 5. Special Provisions Concerning Receivables. (a) As of the time when each Receivable arises, the Debtor shall be deemed to have warranted as to each such Receivable that such Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be, and that all papers and documents relating thereto:

                           (i) will be signed by the account debtor named
                  therein (or such account debtor's duly authorized agent) or otherwise be binding on the account debtor;

                           (ii) will represent the genuine, legal, valid and
                  binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale and delivery of merchandise or both;

                           (iii) to the extent evidenced by writings, will be
                  the only original writings evidencing and embodying such obligation of the account debtor named therein; and

                           (iv) will be in compliance and will conform with all
                  applicable federal, state and local laws (including applicable usury laws) and applicable laws of any relevant foreign jurisdiction.

                  (b) The Debtor will keep and maintain at the Debtor's own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Debtor will make the same available to the Note Holders, at the Debtor's own cost and expense, at any and all reasonable times upon demand of the Note Holders. The Debtor shall, at the Debtor's own cost and expense, deliver the Receivables (including, without limitation, all documents evidencing the Receivables) and such books and records to each Note

Holder or to its representatives upon its demand at any time after the occurrence of an Event of Default and, if prior to the Maturity Date, Acceleration shall exist. If the Note Holder shall so request, the Debtor shall legend, in form and manner satisfactory to the Note Holder, the Receivables and other books, records and documents of the Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Note Holders and that the Note Holders have a security interest therein.

                  (c) Except in the ordinary course of business prior to an Event of Default and, if prior to the Maturity Date, Acceleration shall exist, the Debtor will not rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Note Holders, except that the Debtor may grant discounts in connection with the prepayment of any Receivable in an amount which is customary in the line of business in which the Debtor is engaged and consistent with the Debtor's past practices.

                  (d) The Debtor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and will do nothing to impair the rights of the Note Holders in the Receivables.

                  (e) The Debtor shall endeavor to collect or cause to be collected from the account debtor named in each Receivable, as and when due (including, without limitation, Receivables which are delinquent, such Receivables to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable, and credit forthwith (on a daily basis) upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable. The costs and expenses (including attorney's fees) of collection, whether incurred by the Debtor or the Note Holders, shall be borne by the Debtor.

                  (f) If any of the Receivables becomes evidenced by an Instrument (other than a check received in payment of a Receivable and deposited in the ordinary course of business), the Debtor will notify the Note Holders thereof, and, upon request by the Note Holders, promptly deliver such Instrument to the Note Holders appropriately endorsed to the order of the Note Holders as further security for the satisfaction in full of the Secured Obligations.

                  (g) Upon request of the Note Holders, at any time when an Event of Default and, if prior to the Maturity Date, Acceleration shall exist, the Debtor shall promptly notify (in manner, form and substance satisfactory to the Note Holders) all Persons who are at any time obligated under any Receivable that the Note Holders possess a security interest in such Receivable and that all payments in respect thereof are to be made to such account as the Note Holders direct.

                  Section 6. Special Provisions Concerning Equipment. The Debtor will do nothing to impair the rights of the Note Holders in the Equipment. The Debtor shall cause the Equipment to at all times constitute and remain personal property. The Debtor will at all times keep all Equipment insured with financially responsible insurance companies in favor of the Note Holders, at the expense of the Debtor, against such perils and in such amounts as are customary for Persons in the same general line of business as the Debtor and operating in similar geographic locations and markets. If the Debtor shall fail to insure the Equipment to the Note Holders' reasonable satisfaction, or if the Debtor shall fail so to endorse and deposit all policies or certificates with respect thereto, the Note Holders shall have the right (but shall be under no obligation) for and on behalf of the Note Holders to procure such insurance and the Debtor agrees to reimburse the Note Holders for all costs and expenses of procuring such insurance, together with interest at a rate per annum equal to 18%. The Note Holders may apply any proceeds of such insurance when received by it pursuant to the terms of this Section 6 or Section 3(h) hereof toward the payment of any of the Secured Obligations, whether or not the same shall then be due. The Debtor retains all liability and responsibility in connection with the Equipment and the liability of the Debtor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Equipment may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Debtor.

                  Section 7. Financing Statements; Documentary Stamp Taxes. (a) The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Note Holders from time to time such lists, descriptions and designations of Inventory, warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Note Holders deem appropriate or advisable to perfect, preserve or protect its security interest in the Collateral. The Debtor hereby constitutes the Note Holders as its attorney-in-fact to execute and file in the name and on behalf of the Debtor such additional financing statements and other documents as the Note Holders may reasonably request, such acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Secured Obligations are paid in full. Further, to the extent permitted by applicable law, the Debtor authorizes the Note Holders to file any such financing statements and other documents without the signature of the Debtor or to execute the same on behalf of the Debtor. The Debtor will pay all applicable filing fees and related expenses in connection with any such financing statements.

                  (b) The Debtor agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by and in accordance with, applicable law and the Debtor will indemnify and hold the Note Holders and any Note Holders harmless against any liability (including interest and penalties) in respect of such documentary stamp taxes.

                  Section 8. Special Provisions Concerning Remedies and Sale. In addition to any rights and remedies now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, upon the occurrence of an Event of Default the Note Holders shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Note and in any other agreement executed in connection with the Note whereby the Debtor has granted any Lien to the Note Holders. Without in any way limiting the foregoing, upon the giving of notice to the Debtor of the Note Holders' intent to pursue any one or all of the following or any other remedies (it being understood that the Note Holders will take the same actions under this Security Agreement):

                  (a) Upon the occurrence of an Event of Default, the Note Holders shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction in addition to the rights and remedies provided herein, in the Note and any other document whereby the Debtor has granted any Lien to the Note Holders. The Note Holders shall have the right, without further notice to, or assent by, the Debtor, in the name of the Debtor or in the name of the Note Holders or otherwise:

                           (i) to ask for, demand, collect, receive, compound
                  and give acquittance for the Receivables or any part thereof;

                           (ii) to extend the time of payment of, compromise or
                  settle for cash, credit or otherwise, and upon any terms and conditions, any of the Receivables;

                           (iii) to endorse the name of the Debtor on any
                  checks, drafts or other orders or instruments for the payment of moneys payable to the Debtor which shall be issued in respect of any Receivable;

                           (iv) to file any claims, commence, maintain or
                  discontinue any actions, suits or other proceedings deemed by the Note Holders necessary or advisable for the purpose of collecting or enforcing payment of any Receivable;

                           (v) to make test verifications of the Receivables or
                  any portion thereof;

                           (vi) to notify any or all account debtors under any
                  or all of the Receivables to make payment thereof directly to the Note Holders for the account of the Note Holders and to require the Debtor to forthwith give similar notice to the account debtors;

                           (vii) to require the Debtor forthwith to account for
                  and transmit to the Note Holders in the same form as received all proceeds (other than physical property) of collection of Receivables received by the Debtor and, until so transmitted, to hold the same in trust for the Note Holders and not commingle such proceeds with any other funds of the Debtor;

                           (viii) to take possession of any or all of the
                  Collateral and, for that purpose, to enter, upon reasonable notice, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any of such Collateral;

                           (ix) to execute any instrument and do all other
                  things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated hereby;

                           (x) upon reasonable notice to such effect, to require
                  the Debtor to deliver, at the Debtor's expense, any or all Collateral to the Note Holders at a place designated by the Note Holders; and

                           (xi) without obligation to resort to other security,
                  at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Note Holders may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Note Holders.

The Debtor hereby agrees that all of the foregoing may be effected without demand, advertisement or notice (except as otherwise provided herein or as may be required by law), all of which (except as otherwise provided) are hereby expressly waived, to the extent permitted by law. The Note Holders shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Note Holder elects to do any such act, the Note Holder shall not be responsible to the Debtor except for their gross negligence or willful misconduct.

                  (b) the Note Holders may take legal proceedings for the appointment of a receiver or receivers (to which the Note Holders shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Secured Obligations shall remain unpaid, the Debtor shall remain liable for any deficiency. After the indefeasible payment in full of the Secured Obligations, any proceeds of the Collateral received or held by the Note Holders shall be turned over to the Debtor and the Collateral shall be reassigned to the Debtor by the Note Holders without recourse to the Note Holders and without any representations, warranties or agreements of any kind.

                  (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this
Agreement:

                           (i) the Note Holders may, to the extent permitted by
                  law, bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any Note or claims for interest thereon and any other instruments evidencing the Secured Obligations or agree to the satisfaction of all or a portion of the Secured Obligations in lieu of cash in payment of the amount which shall be payable thereon, and the Note and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Note Holders after being appropriately stamped to show partial payment;

                           (ii) the Note Holders may make and deliver to the
                  purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

                           (iii) the Note Holders are hereby irrevocably
                  appointed the true and lawful attorney-in-fact of the Debtor in its name and stead, to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions (including, without limitation, this Section 8) of this Agreement, and for that purpose they may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Debtor hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof; but if so requested by the Note Holderss or by any purchaser, the Debtor shall ratify and confirm any such sale or transfer by executing and delivering to the Note Holderss or to such purchaser all property, deeds, bills of sale, instruments or assignment and transfer and releases as may be designated in any such request;

                           (iv) all right, title, interest, claim and demand
                  whatsoever, either at law or in equity or otherwise, of the Debtor of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Debtor, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Debtor, its successors or assigns;

                           (v) the receipt of the Note Holders or of the officer
                  thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Note Holders or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and

                           (vi) to the extent that it may lawfully do so, and
                  subject to any legal requirement that the Note Holders act in a commercially reasonable manner, the Debtor agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, the Note or any other agreement executed in connection with the Note whereby the Debtor has granted any Lien to the Note Holders, and the Debtor hereby expressly waives all benefit or advantage of any such laws and covenants that it will not hinder, delay or impede the execution of any power granted or delegated to the Note Holders in this Agreement, but will suffer and permit the execution of every such power as though no such laws were in force. In the event of any sale of Collateral pursuant to this Section, the Note Holders shall, at least 10 days before such sale, give the Debtor written, telecopied or telex notice of its intention to sell.

                  Section 9. Application of Moneys. (a) Except as otherwise provided herein or in the Note, all moneys which the Note Holders shall receive, in accordance with the provisions hereof, shall be applied (to the extent thereof) in the following manner: First, to the payment of all costs and expenses reasonably incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of the reasonable expenses and disbursements of the Note Holders (including, without limitation, the reasonable fees and disbursements of its counsel and agents); Second, to the payment of all Secured Obligations arising out of the Notes and, if not therein provided, in such order as the Note Holders may determine; and Third, to the payment of all other Secured Obligations in such order as the Note Holders may determine.

                  (b) If after applying any amounts which the Note Holders have received in respect of the Collateral any of the Secured Obligations remain unpaid, the Debtor shall continue to be liable for any deficiency, together with interest.

                  Section 10. Fees and Expenses, etc. Any and all fees, costs and expenses of whatever kind or nature, including but not limited to the reasonable attorneys' fees and legal expenses incurred by the Note Holders in connection with the enforcement of this Agreement, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, fees and other costs relating to the encumbrances or otherwise protecting, maintaining, preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by the Debtor on written demand by the Note Holders setting forth in reasonable detail the nature of such expenses and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at a rate per annum equal to 18%. In addition, the Debtor will pay, and indemnify and hold the Note Holders and any Note Holder harmless from and against, any and all liabilities, obligations, losses, damages penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the Collateral, including (without limitation) claims of patent or trademark infringement and any claim of unfair competition or anti-trust violation.

                  Section 11. Miscellaneous. All notices, communications and distributions hereunder shall be in writing (including telecopied communication) and mailed by certified mail, telecopied, personally delivered or delivered by Federal Express or other reputable overnight courier service, if to the Debtor addressed to it at its address set forth opposite its signature below, if to the Note Holders, addressed to it at its address set forth opposite its signature below, or as to either party at such other address as shall be designated by such party in a written notice to such other party complying as to delivery with the terms of this Section. All such notices and other communications shall be effective (i) if mailed by certified mail, three days after the date of deposit thereof with the U.S. Postal Service, properly addressed with postage prepaid,
(ii) if telecopied, upon receipt by the addressee, (iii) if personally delivered, upon such delivery and (iv) if delivered by overnight courier service, on the business day following delivery thereof to such courier service in time for next-business-day delivery.

                  (b) No delay on the part of the Note Holders in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof, except if, and in such case only to the extent which, such failure prejudices or damages the Debtor. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Debtor and the Note Holders. No notice to or demand on the Debtor in any case shall entitle the Debtor to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Note Holders to any other or further action in any circumstances without notice or demand.

                  (c) The obligations of the Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of the Note, this Agreement or any other agreement executed in connection with the Note whereby the Debtor has granted any Lien to the Note Holders or any other agreement executed in connection with any of the foregoing, the Secured Obligations or any security for any of the Secured Obligations; or (iii) any amendment to or modification of any of the foregoing; whether or not the Debtor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Note Holders herein provided are cumulative and not exclusive of any rights or remedies which the Note Holders would otherwise have.

                  (d) This Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Note Holders and their successors and assigns, except that the Debtor may not transfer or assign any of its obligations, rights or interest hereunder without the prior written consent of the Note Holders, and any such purported assignment by the Debtor shall be void. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

                  (e) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (g) All rights, remedies and powers provided by this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and the provisions hereof are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                  (h) Except to the extent that matters of title, or creation, perfection and priority of the security interests created hereby, or procedural issues of foreclosure are required to be governed by the laws of the state in which the Collateral, or part thereof, is located, this Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted only in federal and state courts in the City, County and State of New York. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum. EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY FINANCING DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES' ENTERING INTO THIS AGREEMENT.

                  (i) It is expressly agreed, anything herein, in the Note or in any other agreement or instrument executed in connection with the Note to the contrary notwithstanding, that the Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Note Holders shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Note Holder be required or obligated in any manner to perform or fulfill any of the obligations of the Debtor under or pursuant to any or in respect of any Collateral.

                  (j) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.



Addresses                          BRIDGELINE SOFTWARE, INC.
                                   as Debtor
10 Sixth Rd.
Woburn, MA 01801                   By: /s/ Thomas Massie
                                       ----------------------------
                                       Name: Thomas Massie
                                       Title: President, Chief Executive Officer


                                   JOSEPH GUNNAR & CO., LLC
                                   duly authorized agent

                                   By: /s/ Stephan A. Stein
                                       ----------------------------
                                       Name: Stephan A. Stein
                                       Title: Chief Operating Officer


                                   By: /s/ Thomas Massie
                                       ----------------------------
                                       Name: Thomas Massie


                                   By: /s/ William Coldrick
                                       ----------------------------
                                       Name: William Coldrick